UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2010

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2010, the Board of Directors of Raytheon Company approved an amendment to Section 2.7 of the Company’s By-Laws to provide explicitly that any stockholder exercising rights under rule 14a-8 or Rule 14a-11 under the Securities Exchange Act of 1934, as amended, shall comply with all requirements of such Rule, including by way of illustration requirements for timely notice, notwithstanding any different or inconsistent provisions in Section 2.7.

A copy of Raytheon’s By-Laws, as amended, is filed as Exhibit 3.1 hereto and this description is qualified in its entirety by reference to the full text of the By-Laws, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Raytheon Company By-Laws, as amended as of September 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: September 27, 2010	By:	/S/ JAY B. STEPHENS
Jay B. Stephens
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Raytheon Company By-Laws, as amended as of September 23, 2010